SECOND ASSIGNMENT
                             OF
     PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS


      THIS ASSIGNMENT made and entered into this 18th day of June, 1999, by and between AEI FUND MANAGEMENT, INC., a Minnesota corporation, ("Assignor") and AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP, a Delaware limited partnership and AEI PRIVATE NET LEASE FUND 1998 LIMITED PARTNERSHIP, a Minnesota limited partnership ("Assignees");

     WITNESSETH, that:

     WHEREAS, on the 20th day of May, 1999, Assignor entered into a Purchase and Sale Agreement and Escrow Instructions
Agreement ("the Agreement") for those certain properties located as follows:

A.   Wetherington    7236 Tylers  Corner  Drive,  West Chester, OH

B.   Grant Ranch     6000 W. Grant  Ranch  Boulevard, Denver, CO

  (collectively  the "Properties") with ARAMARK  Educational
Resources, Inc., as Seller/Lessee; and

      WHEREAS, Assignor desires to assign all of its rights, title and interest in, to and under the Agreement to the Assignees as hereinafter provided;

      NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed between the parties as follows:

     1.    Assignor  assigns all of its  rights,  title  and
     interest in, to and under the Agreement to the Assignee, AEI Real Estate Fund XV Limited Partnership, with respect to property A listed above, to have and to hold the same unto the Assignee, its successors and assigns;

     2. Assignee, AEI Real Estate Fund XV Limited Partnership, hereby assumes all rights, promises, covenants, conditions and obligations under the Agreement to be performed by the Assignor thereunder, and agrees to be bound for all of the obligations of Assignor under the Agreement with respect to property A.

     3.    Assignor  assigns all of its  rights,  title  and
     interest in, to and under the Agreement to the Assignee, AEI Private Net Lease Fund 1998 Limited Partnership, with respect to property B listed above, to have and to hold the same unto the Assignee, its successors and assigns;

     4. Assignee, AEI Private Net Lease Fund 1998 Limited Partnership, hereby assumes all rights, promises, covenants, conditions and obligations under the Agreement to be performed by the Assignor thereunder, and agrees to be bound for all of the obligations of Assignor under the Agreement with respect to property B.


All other terms and conditions of the Agreement shall remain unchanged and continue in full force and effect.


AEI FUND MANAGEMENT, INC.
("Assignor")



By:  /s/ Robert P Johnson
     Robert P. Johnson, its President




AEI REAL ESTATE FUND XV
LIMITED PARTNERSHIP
("Assignee")

BY: AEI Fund Management 86-A, Inc.



By:/s/ Robert P Johnson
       Robert P. Johnson, its President


AEI PRIVATE NET LEASE FUND 1998
LIMITED PARTNERSHIP
("Assignee")

By:  AEI Fund Management XVIII, Inc.



By: /s/ Robert P Johnson
        Robert P. Johnson, its President